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                Prudential Annuities Life Assurance Corporation

               Advanced Series Cornerstone/SM/ (AS Cornerstone)
                   Advanced Series XTra Credit SIX/SM/ (XT6)
                   Advanced Series Lifevest/SM/ II (ASL II)

                      Supplement dated September 8, 2009
                                      to
                        Prospectuses dated May 1, 2009

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

As of the date of this supplement, the 6 or 12 Month Dollar Cost Averaging Program is not available in the state of Washington.

You may not elect Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime 6 Plus if you are currently participating in the 6 or 12 Month Dollar Cost Averaging Program. If you are currently participating in the 6 or 12 Month Dollar Cost Averaging Program and want to elect any of the Highest Daily Lifetime 6 Plus benefits, you must instruct us to terminate the 6 or 12 Month Dollar Cost Averaging Program before you can elect a Highest Daily Lifetime 6 Plus benefit, subject to the terms and conditions of the applicable Highest Daily Lifetime 6 Plus rider. This process may take up to two Valuation Days.